Exhibit 10.2

FIRST LIEN CREDIT AGREEMENT CONSENT (this “Consent”), dated as of April 30, 2024 to that certain First Lien Credit Agreement, dated as of June 29, 2021, as amended by Amendment No. 1, dated as of August 18, 2021, Amendment No. 2, dated as of August 9, 2022 and Amendment No. 3, dated as of June 2, 2023 (as so amended, and as it may otherwise have been amended, supplemented or otherwise modified as of immediately prior to the date of this Consent, the “Credit Agreement”), among TGP HOLDINGS III LLC, a Delaware limited liability company (the “Lead Borrower”), TRAEGER PELLET GRILLS HOLDINGS LLC, a Delaware limited liability company (together with the Lead Borrower, the “Borrowers”), TGPX HOLDINGS II LLC, a Delaware limited liability company (“Holdings”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, (“Credit Suisse”), in its capacity as the Administrative Agent and Collateral Agent under the Credit Agreement and the other Loan Documents (in such capacity, the “Predecessor Agent”), and the Lenders from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). Capitalized terms used herein but not defined herein shall have the meaning given to such term in the Credit Agreement.
A.     Pursuant to Section 9.09(a) of the Credit Agreement, the Required Lenders and the Borrowers wish to appoint Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”) as the Administrative Agent and Collateral Agent under the Credit Agreement and the other Loan Documents immediately upon the resignation of the Predecessor Agent on the date hereof.
B.     Pursuant to Section 10.01 of the Credit Agreement, the Required Lenders and the Borrowers wish to waive the 30 days’ notice requirement set forth in Section 9.09(a) of the Credit Agreement in connection with the appointment referred to above.
Accordingly, the Required Lenders hereto agree as follows:
SECTION 1.Consent.
(a)Pursuant to Section 9.09(a) of the Credit Agreement, the Required Lenders and the Borrowers hereby appoint Morgan Stanley as the Administrative Agent and Collateral Agent under the Credit Agreement and the other Loan Documents immediately upon the resignation of the Predecessor Agent on the date hereof.
(b)Pursuant to Section 10.01 of the Credit Agreement, the Required Lenders and the Borrowers hereby consent to the waiver of the 30 days’ notice requirement set forth in Section 9.09(a) of the Credit Agreement in connection with the appointment referred to above.

SECTION 2.Effectiveness. This Consent shall become effective as of the date that the Predecessor Agent shall have received counterparts of this Consent that, when taken together, bear the signatures of the Required Lenders and the Borrowers.
SECTION 3.Effect of Consent. Except as expressly set forth herein, this Consent shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Predecessor Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
SECTION 4.Applicable Law. THIS CONSENT AND ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 5.Counterparts. This Consent may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which when so executed and delivered shall be deemed an original and all of which, when taken together, shall constitute one consent. Any signature to this Consent may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.
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IN WITNESS WHEREOF, the Required Lenders and the Borrowers have caused this Consent to be duly executed by their respective authorized officers as of the day and year first above written.

Acknowledged by: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Collateral Agent,
By:
/s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

By:
/s/ Michael Wagner
Name: Michael Wagner
Title: Authorized Signatory

TGP HOLDINGS III LLC, as Lead Borrower,
By:
/s/ Dominic Blosil
Name: Dominic Blosil
Title: Chief Financial Officer

TRAEGER PELLET GRILLS HOLDINGS LLC, as a Borrower,
By:
/s/ Dominic Blosil
Name: Dominic Blosil
Title: Chief Financial Officer